Exhibit 99.2

INDEPENDENT
BANK GROUP

NASDAQ: IBTX

Earnings Presentation

April 25, 2022



Safe Harbor Statement

The numbers as of and for the quarter ended March 31, 2022 are unaudited. This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. ("IBTX"). Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX's current expectations and assumptions regarding IBTX's business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX's underlying assumptions could prove incorrect and affect IBTX's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the conflict between Russia and the Ukraine, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its other filings with the Securities and Exchange Commission.

Safe Harbor Statement (cont.)

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include "adjusted net income," "tangible book value," "tangible book value per common share," "adjusted efficiency ratio," "tangible common equity to tangible assets," "return on tangible common equity," "adjusted return on average assets," "adjusted return on average common equity," "adjusted return on tangible common equity," "adjusted earnings per share," "adjusted diluted earnings per share," "adjusted net interest margin," "adjusted net interest income," "adjusted noninterest expenses" and "adjusted noninterest income" and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States.

We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance.

A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

Today's Presenters



David R. Brooks
Chairman of the Board and CEO, Director

- 42 years in the financial services industry; 34 years at Independent Bank
- Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988



Daniel W. Brooks
Vice Chairman, Director

- 39 years in the financial services industry; 33 years at Independent Bank
- Active in community banking since the early 1980s



Michelle S. Hickox
Executive Vice President, Chief Financial Officer

- 32 years in the financial services industry; 10 years at Independent Bank
- Formerly a Financial Services Audit Partner at RSM US LLP
- Certified Public Accountant

2022 Q1 Results

Highlights

- Net income of $50.7 million, or $1.18 per diluted share and adjusted (non-GAAP) net income of $52.1 million, or $1.22 per diluted share
- Organic loan growth of 13.1% annualized for the quarter (excluding warehouse and PPP)
- Continued strong credit metrics with nonperforming asset ratio of 0.40% of total assets
- Increase in the net interest margin to 3.22%, up from 3.00% in linked quarter
- Solid capital levels with an estimated total capital ratio of 13.72%, leverage ratio of 9.38%, and (non-GAAP) tangible common equity (TCE) ratio of 8.62%

GAAP	Non-GAAP[1]
$1.19 EPS	**$1.22** Adj. EPS
$50.7 Million Net Income	**$52.1** Million Adj. Net Income
1.12% Return on Average Assets	**1.15%** Adj. Return on Average Assets
7.99% Return on Average Equity	**8.21%** Adj. Return on Average Equity
13.72% Total Capital Ratio	**13.64%** Return on Tangible Equity
9.38% Leverage Ratio	**8.62%** TCE

[1]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

2022 Q1 Selected Financials

$ in thousands, except per share data

	As of and for the Quarter Ended				
Selected Balance Sheet Data	March 31, 2022	December 31, 2021	March 31, 2021	Linked Quarter Change	Annual Change
Total Assets	$ 17,963,253	$ 18,732,648	$ 18,115,336	(4.1)%	(0.8)%
LHFI, Excluding Mortgage Warehouse Loans [1]	11,958,759	11,650,598	11,665,058	2.6 %	2.5 %
Mortgage Warehouse Loans	569,554	788,848	1,105,699	(27.8)%	(48.5)%
Total Deposits	14,850,271	15,553,908	14,803,792	(4.5)%	0.3 %
Total Borrowings (Other Than Junior Subordinated Debentures)	419,545	433,371	683,350	(3.2)%	(38.6)%
Total Stockholders' Equity	2,522,460	2,576,650	2,493,117	(2.1)%	1.2 %
Selected Earnings and Profitability Data					
Net Interest Income	$ 131,148	$ 132,651	$ 129,729	(1.1)%	1.1 %
Net Interest Margin	3.22 %	3.00 %	3.29 %	7.3 %	(2.1)%
Noninterest Income	$ 12,885	$ 15,086	$ 18,609	(14.6)%	(30.8)%
Noninterest Expense	82,457	79,908	75,113	3.2 %	9.8 %
Net Income	50,740	54,187	59,980	(6.4)%	(15.4)%
Adjusted Net Income [2]	52,130	54,995	60,084	(5.2)%	(13.2)%
Basic EPS	1.19	1.26	1.39	(5.6)%	(14.4)%
Adjusted Basic EPS [2]	1.22	1.28	1.39	(4.7)%	(12.2)%
Diluted EPS	1.18	1.26	1.39	(6.3)%	(15.1)%
Adjusted Diluted EPS [2]	1.22	1.28	1.39	(4.7)%	(12.2)%
Return on Average Assets	1.12 %	1.11 %	1.37 %	0.9 %	(18.2)%
Adjusted Return on Average Assets [2]	1.15 %	1.13 %	1.37 %	1.8 %	(16.1)%

[1] LHFI excludes mortgage warehouse purchase loans and includes SBA PPP loans of $67,011, $112,128 and $912,176, respectively.
[2] Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

Tangible Book Value Trends


$23.76
$27.44
$28.99
$33.23
$35.25
2017 (1)
2018
2019
2020
2021 (2)
Year Ending
$32.74
$33.98
$34.79
$35.25
$34.02
Q1 2021 (2)
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Quarter Ending
Tangible Book Value (3)

(1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform.
(2) Includes a $53,880 reduction to retained earnings due to the January 1, 2021 CECL adoption
(3) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

Adjusted Efficiency Ratio Trends (1)


$ in Millions
$499.6
$272.7
45.95%
$65.9
$12.9
2019
$513.2
$285.7
46.04%
$79.7
$12.7
2020
$520.3
$312.0
51.04%
$66.3
$12.6
2021
Year Ending
$129.7
$74.9
48.39%
$18.5
$3.1
Q1 2021
$131.1
$82.3
54.37%
$14.5
$3.1
Q1 2022
Quarter Ending
Adjusted net interest income
Adjusted noninterest expense
Adjusted efficiency ratio
Adjusted noninterest income
Amortization of other intangible assets

(1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

Loan Portfolio Growth

Total Loans by Year and Current Annual Trend ($ in Millions)[1]


2019 - 2021 CAGR 3.5%
$11,652
$13,159
$12,472
2019
2020
2021
Year Ending
2.2% Total Decrease (4.76% Increase, net PPP)
$12,829
$12,551
Q1 2021
Q1 2022
Quarter Ending
Organic
Mortgage warehouse purchase loans
PPP Loans
Impact of Acquisitions

(1) Includes loans held for sale

Loan Portfolio Overview

LOAN COMPOSITION (3/31/2022)



Construction & Development 9.6%
Agricultural 0.9%
C&I 15.7%
Consumer 0.6%
1-4 Family Construction 3.2%
1-4 Family 10.9%
Mortgage Warehouse 4.6%
CRE 54.5%
Owner Occupied CRE 24.8%
Non-Owner Occupied CRE 75.2%

4.25%
2022 YTD Loan Yield

As of March 31, 2022:

$11,959 Million
LHFI[1]

$570 Million
Mortgage Warehouse

0.59%
NPLs/LHFI

0.01%
NCOs/Avg. Total Loans
2022 Q1 Annualized

205.99%
Allowance/NPLs

[1] LHFI excludes mortgage warehouse purchase loans.

LOANS BY REGION (3/31/2022)



Colorado 24.4%
North Texas 38.9%
Houston 23.9%
Central Texas 12.8%

Construction & Development


Land/Land Development 28.6%
CRE Construction 52.2%
SFR Construction 19.2%

C&D PORTFOLIO
LOANS > $500 THOUSAND
(3/31/2022)

CRE CONSTRUCTION PORTFOLIO
LOANS > $500 THOUSAND
(3/31/2022)


Healthcare 9.4%
Misc. CRE 26.3%
Multifamily 16.7%
Retail 18.2%
Hotel/Motel 4.5%
Office 22.3%
Industrial 2.6%

As of March 31, 2022:

$1.6 Billion
C&D Portfolio Size

80%
C&D / Bank Regulatory Capital

96.0%
 # Loans in IBTX Markets[1]
(Texas and Colorado)

$2.0 Million
Average Loan Size[1]

651
C&D Loans[1]

39.0%
Owner Occupied C&D Loans[1]

[1]Loans > $500 thousand

Commercial Real Estate

CRE COMPOSITION (3/31/2022)



Multifamily 9.7%
RV & Mobile Home Parks 1.4%
Dealerships 1.1%
Mixed Use (Non-Retail) 1.0%
Miscellaneous 4.2%
Restaurant 2.3%
Mini Storage 1.2%
Convenience Store 3.0%
Church 1.9%
Healthcare 5.0%
Daycare/School 2.9%
Industrial 10.0%
Hotel/Motel 4.8%
Retail 30.0%
Office and Office Warehouse 21.5%

As of March 31, 2022:

$6.8 Billion
CRE Loans

341%
CRE / Regulatory Bank Capital

$32.4 Million
Largest CRE Loan Size

$1.4 Million
Average CRE Loan Size

24.8%
Owner Occupied

Retail CRE & C&D

RETAIL CRE & C&D COMPOSITION
LOANS > $500 THOUSAND
3/31/2022



Big Box
0.9%
Mixed Use
13.9%
Free Standing / Single Tenant
13.9%
Strip Center
71.3%

As of March 31, 2022:

$2.2 Billion
Retail Loan Portfolio Size

$32.4 Million
Largest Retail Loan

1,046
Total Retail Loans

93.6%
Loans in IBTX Markets
(Texas and Colorado)

$2.1 Million
Average Loan Size

110
Number of Loans >$5MM

$10.0 Million
Avg. Size of Loans >$5MM

Office CRE & C&D



OFFICE CRE & C&D COMPOSITION
3/31/2022
Office/Warehouse
Owner Occupied
13.2%
Office Non-Owner
Occupied
45.1%
Office/Warehouse
Non-Owner Occupied
24.7%
Office Owner
Occupied
17.0%

As of March 31, 2022:

$1.6 Billion
Total Office CRE & C&D

$25.8 Million
Largest Office Loan

$1.1 Million
Average Loan Size

30.2%
Owner Occupied

37.9%
Office/Warehouse

Hotel & Motel

We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/ select service properties in our core markets across Texas and Colorado.

As of March 31, 2022:

$356.4 Million
Hotel & Motel Loan Portfolio Size

$5.0 Million
Average Loan Size

56.6%
Average LTV

Hotel Loans by Type



91.6%
8.4%
CRE
Construction & Development

Hotel Loans by Property Location



41.9%
51.1%
7.0%
Texas
Colorado
Other

Hotel Loans by Product Type



22.0%
9.8%
68.2%
Full Service Brand
Limited/Selected Service Brand
Boutique/Independent

Energy Lending

Energy assets are well-diversified by basin across the United States.



Energy by Type
$ in millions
$321.5
$9.1
E&P
Services

As of March 31, 2022:

$330.6 Million
Size of Energy Portfolio

97.2% / 2.8%
E&P Loans / Services Loans

9.0%
Energy ACL / Energy Loans

2.8%
Energy Loans / Total LHFI

Historically Strong Credit Culture



NPLs / LHFI (1)
4.41%
4.15% 4.11%
3.36%
2.67%
2.07%
1.71%
1.57%
1.31%
1.12%
0.98%
1.22%
0.94% 0.94%
3.43%
3.03% 2.91%
2.36%
1.83%
1.44% 1.49% 1.50%
0.91%
0.68% 0.64%
0.76%
0.53% 0.59%
1.89%
1.62%
1.14%
0.81%
0.53%
0.32% 0.37% 0.39%
0.24%
0.16%
0.24%
0.44% 0.49% 0.53%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1
IBTX
U.S. Average
Texas Average



NCOs / Average Total Loans
2.67% 2.67%
1.64%
1.12%
0.70%
0.49%
0.43% 0.46% 0.48% 0.46% 0.49% 0.49%
0.24% 0.24%
1.22%
1.05%
0.74%
0.40%
0.19%
0.11%
0.16%
0.28%
0.18% 0.18% 0.16%
0.26%
0.05% 0.05%
0.21%
0.31%
0.11%
0.06% 0.09%
0.03% 0.02%
0.12%
0.01%
0.06% 0.07% 0.05% 0.06%
0.01%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD
IBTX
U.S. Average
Texas Average

INDEPENDENT BANK GROUP

NASDAQ: IBTX

Source: S&P Capital IQ.
Note: Financial data as of and for the YTD period ended December 31, 2021 for U.S. and Texas banking industry aggregate data and March 31, 2022 for IBTX.
(1) LHFI excludes mortgage warehouse purchase loans.

Provision & Charge-offs

$ in Thousands


NCOs / Avg. Total Loans (1)
0.07%
0.05%
0.06%
0.01%
0.13%
—%
0.10%
0.01%
$42,993
$14,805
$8,146
$6,634
$7,420
$(9,000)
2019
2020
2021
Year Ending
$408
$(2,500)
$3,916
$(6,500)
$99
$—
$2,997
$—
$193
$(1,443)
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Quarter Ending
Provision expense
Net charge-offs

(1) Quarterly metrics are annualized.

Deposit Mix & Pricing

DEPOSIT MIX
3/31/2022



IRAs
0.5%
CDs > $100k
2.9%
CDs < $100k
1.1%
Money
Market
13.3%
Savings
5.4%
Public
Funds
13.0%
Noninterest-Bearing
Demand
33.7%
Interest-Bearing
Checking
30.1%

DEPOSIT GROWTH VS. AVERAGE RATE



$ in Millions
$7,738
0.83%
$11,941
1.08%
$14,399
0.59%
$15,554
0.29%
$14,850
0.15%
2018
2019
2020
2021
Q1 2022
Period Ending
Deposits
Average YTD Rate (1)

2022 YTD Average Rate for Interest-bearing deposits: 0.22%
Total cost of deposits QTD Q1 2022: 0.15%

(1) Average rate for total deposits

Deposit Funding Vertical Trends



$ in Millions
$4,954
$4,871
$6,734
$6,942
$721
$273
$1,172
$856
$1,973
$1,908
Branch Deposits - Non-Interest Bearing
Branch Deposits - Interest Bearing
Brokered Deposits
Non-Brokered Specialty Treasury Deposits
Public Funds
December 31, 2021
March 31, 2022

Securities Portfolio

INVESTMENT PORTFOLIO COMPOSITION
3/31/2022



AFS
36.9%
HTM
63.1%
Mortgage-Backed Securities
43.5%
Tax-Exempt Municipals
20.8%
Agency Securities
20.9%
U.S. Treasury Securities
11.0%
Taxable Municipals
1.6%
CRA
0.1%
Corporates
2.1%
AFS
70.9%
HTM
29.1%

As of March 31, 2022:

2.06%
QTD Yield

7.08
Duration in Years

11.8%
of Total Assets

$1.9 Billion
AFS Portfolio Size

$188.0 Million
HTM Portfolio Size

Consolidated Capital



12.58%
11.83%
13.32%
13.67%
13.72%
11.52%
11.48%
11.12%
11.09%
10.74%
10.33%
10.41%
10.05%
10.19%
9.76%
9.57%
9.32%
9.12%
9.38%
8.80%
9.24%
8.98%
8.60%
8.53%
8.62%
12/31/18
12/31/19
12/31/20
12/31/21
2022 Q1
Period Ending
Common equity tier 1 to risk-weighted assets
Total capital to risk-weighted assets
Tier 1 capital to risk-weighted assets
Tier 1 capital to average assets
Tangible common equity to tangible assets (1)

INDEPENDENT BANK GROUP

NASDAQ: IBTX

(1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended March 31, 2022	December 31, 2021	March 31, 2021
Net Interest Income - Reported	(a)	$131,148	$132,651	$129,729
Provision Expense - Reported	(b)	(1,443)	—	(2,500)
Noninterest Income - Reported	(c)	12,885	15,086	18,609
Loss (gain) on sale of loans		1,484	(30)	—
Gain on sale of securities available for sale		—	(13)	—
Loss on sale and disposal of premises and equipment		163	243	7
Recoveries on loans charged off prior to acquisition		(51)	(27)	(129)
Adjusted Noninterest Income	(d)	14,481	15,259	18,487
Noninterest Expense - Reported	(e)	82,457	79,908	75,113
Impairment of assets		—	—	(9)
COVID-19 expense [1]		—	(614)	—
Acquisition expense [2]		(130)	(225)	(244)
Adjusted Noninterest Expense	(f)	82,327	79,069	74,860
Income Tax Expense - Reported	(g)	12,279	13,642	15,745
Net Income - Reported	(a) - (b) + (c) - (e) - (g) = (h)	$50,740	$54,187	$59,980
Adjusted Net Income [3]	(a) - (b) + (d) - (f) = (i)	$52,130	$54,995	$60,084
Average shares for basic EPS	(j)	42,768,079	42,874,182	43,178,522
Average shares for diluted EPS	(k)	42,841,471	42,940,354	43,222,943
Reported Basic EPS	(h) / (j)	$1.19	$1.26	$1.39
Reported Diluted EPS	(h) / (k)	$1.18	$1.26	$1.39
Adjusted Basic EPS	(i) / (j)	$1.22	$1.28	$1.39
Adjusted Diluted EPS	(i) / (k)	$1.22	$1.28	$1.39
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,145	$3,145	$3,145
Reported Efficiency Ratio	(e - l) / (a + c)	55.07%	51.96%	48.52%
Adjusted Efficiency Ratio	(f - l) / (a + d)	54.37%	51.33%	48.39%
PROFITABILITY [4]				
Total Average Assets	(m)	$18,439,352	$19,374,914	$17,787,862
Total Average Stockholders Common Equity	(n)	$2,575,784	$2,574,374	$2,487,010
Total Average Tangible Common Equity [5]	(o)	$1,508,370	$1,503,815	$1,407,016
Reported Return on Average Assets	(h) / (m)	1.12%	1.11%	1.37%
Reported Return on Average Common Equity	(h) / (n)	7.99%	8.35%	9.78%
Reported Return on Average Common Tangible Equity	(h) / (o)	13.64%	14.30%	17.29%
Adjusted Return on Average Assets [6]	(i) / (m)	1.15%	1.13%	1.37%
Adjusted Return on Average Common Equity [6]	(i) / (n)	8.21%	8.48%	9.80%
Adjusted Return on Tangible Common Equity [6]	(i) / (o)	14.02%	14.51%	17.32%

(1) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(2) Acquisition expenses includes compensation related expenses.
(3) Assumes an adjusted effective tax rate of 19.5%, 20.1% and 20.8%, respectively.
(4) Annualized.
(5) Excludes average balance of goodwill and net other intangible assets.
(6) Calculated using adjusted net income.

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2021	2020	2019
Net Interest Income - Reported	(a)	$520,322	$516,446	$504,757
Unexpected income recognized on credit impaired acquired loans [1]		—	(3,209)	(5,120)
Adjusted Net Interest Income	(b)	520,322	513,237	499,637
Provision Expense - Reported	(c)	(9,000)	42,993	14,805
Noninterest Income - Reported	(d)	66,517	85,063	78,176
Gain on sale of loans		(56)	(356)	(6,779)
Gain on sale of branch		—	—	(1,549)
Gain on sale of trust business		—	—	(1,319)
(Gain) loss on sale of other real estate		(63)	36	(875)
Gain on sale of securities available for sale		(13)	(382)	(275)
Loss (gain) on sale and disposal of premises and equipment		304	(370)	585
Recoveries on loans charged off prior to acquisition		(381)	(4,312)	(2,101)
Adjusted Noninterest Income	(e)	66,308	79,679	65,863
Noninterest Expense - Reported	(f)	313,606	306,134	321,864
Separation expense		—	—	(3,421)
OREO impairment		—	(784)	(1,801)
Impairment of assets		(124)	(462)	(1,173)
COVID-19 expense [2]		(614)	(1,915)	—
Acquisition expense [3]		(900)	(17,294)	(42,744)
Adjusted Noninterest Expense	(g)	311,968	285,679	272,725
Income Tax Expense - Reported	(h)	57,483	51,173	53,528
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$224,750	$201,209	$192,736
Adjusted Net Income [4]	(b) - (c) + (e) - (g) = (j)	$225,893	$210,017	$219,582
Average shares for basic EPS	(k)	43,070,452	43,116,965	43,245,418
Average shares for diluted EPS	(l)	43,129,237	43,116,965	43,245,418
Reported Basic EPS	(i) / (k)	$5.22	$4.67	$4.46
Reported Diluted EPS	(i) / (l)	$5.21	$4.67	$4.46
Adjusted Basic EPS	(j) / (k)	$5.24	$4.87	$5.08
Adjusted Diluted EPS	(j) / (l)	$5.24	$4.87	$5.08
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$12,580	$12,671	$12,880
Reported Efficiency Ratio	(f - m) / (a + d)	51.30%	48.79%	53.01%
Adjusted Efficiency Ratio	(g - m) / (b + e)	51.04%	46.04%	45.95%
PROFITABILITY				
Total Average Assets	(n)	$18,558,168	$16,357,736	$14,555,315
Total Average Stockholders Common Equity	(o)	$2,536,658	$2,435,474	$2,267,103
Total Average Tangible Common Equity [5]	(p)	$1,461,400	$1,347,584	$1,164,915
Reported Return on Average Assets	(i) / (n)	1.21%	1.23%	1.32%
Reported Return on Average Common Equity	(i) / (o)	8.86%	8.26%	8.50%
Reported Return on Average Common Tangible Equity	(i) / (p)	15.38%	14.93%	16.55%
Adjusted Return on Average Assets [6]	(j) / (n)	1.22%	1.28%	1.51%
Adjusted Return on Average Common Equity [6]	(j) / (o)	8.91%	8.62%	9.69%
Adjusted Return on Tangible Common Equity [6]	(j) / (p)	15.46%	15.58%	18.85%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) COVID-19 expense includes expenses for COVID testing kits, vaccination incentive bonuses, and personal protection and cleaning supplies.
(3) Acquisition expenses includes compensation related expenses.
(4) Assumes an adjusted effective tax rate of 20.5%, 21.0% and 19.7%, respectively.
(5) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(6) Calculated using adjusted net income.

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods

($ in thousands, except per share information)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Tangible Common Equity					
Total common stockholders equity	$2,522,460	$2,576,650	$2,566,693	$2,542,885	$2,493,117
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,021)
Other intangible assets, net	(72,345)	(75,490)	(78,635)	(81,780)	(84,925)
Tangible Common Equity	**$1,456,094**	**$1,507,139**	**$1,494,037**	**$1,467,084**	**$1,414,171**
Tangible Assets					
Total Assets	$17,963,253	$18,732,648	$18,918,225	$18,447,721	$18,115,336
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,021)
Other intangible assets, net	(72,345)	(75,490)	(78,635)	(81,780)	(84,925)
Tangible Assets	**$16,896,887**	**$17,663,137**	**$17,845,569**	**$17,371,920**	**$17,036,390**
Common shares outstanding	42,795,228	42,756,234	42,941,715	43,180,607	43,193,257
Tangible Common Equity To Tangible Assets	**8.62%**	**8.53%**	**8.37%**	**8.45%**	**8.30%**
Book value per common share	$58.94	$60.26	$59.77	$58.89	$57.72
Tangible book value per common share	**$34.02**	**$35.25**	**$34.79**	**$33.98**	**$32.74**

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Tangible Common Equity					
Total common stockholders equity	$2,576,650	$2,515,371	$2,339,773	$1,606,433	$1,336,018
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)
Other intangible assets, net	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)
Tangible Common Equity	**$1,507,139**	**$1,433,280**	**$1,245,011**	**$839,594**	**$671,316**
Tangible Assets					
Total Assets	$18,732,648	$17,753,476	$14,958,207	$9,849,965	$8,684,463
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(721,797)	(621,458)
Other intangible assets, net	(75,490)	(88,070)	(100,741)	(45,042)	(43,244)
Tangible Assets	**$17,663,137**	**$16,671,385**	**$13,863,445**	**$9,083,126**	**$8,019,761**
Common shares outstanding	42,756,234	43,137,104	42,950,228	30,600,582	28,254,893
Tangible Common Equity To Tangible Assets	**8.53%**	**8.60%**	**8.98%**	**9.24%**	**8.37%**
Book value per common share	$60.26	$58.31	$54.48	$52.50	$47.28
Tangible book value per common share	**$35.25**	**$33.23**	**$28.99**	**$27.44**	**$23.76**